INCOME TAXES (Details 1) - USD ($)	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
INCOME TAXES
Income at US Statutory Rate	$ (439,687)	$ (211,240)
State taxes, net of Federal benefit	0	0
Valuation allowance	439,687	211,240
Total income tax expense (benefit)	$ 0	$ 0